SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     September 15, 2004

CNH CAPITAL RECEIVABLES INC./CNH EQUIPMENT TRUST 2001-B

(Exact Name of Registrant/Co-Registrant as Specified in Charter)

Delaware Delaware	333-38040 333-38040-02	39-1995297 20-0684949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois c/o The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware		60045 19711
(Address of Principal Executive Office)		(Zip Code)

(847) 735-9200 (302) 283-8079
(Registrant’s/Co-Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01. Other Events

The Registrant and Co-Registrant are filing the Monthly Servicer Report listed in Item 9.01 below with respect to their outstanding publicly-offered securities.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.  Exhibit 20.1 - Monthly Servicer Report dated September 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES INC.
(Registrant)

Dated: September 15, 2004	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Assistant Treasurer

CNH EQUIPMENT TRUST 2001-B
By: Case Credit Corporation,
Administrator of the CNH Equipment Trust 2001-B
(Co-Registrant)

Dated: September 15, 2004	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Assistant Treasurer

EXHIBIT INDEX

Exhibit 20.1 - Monthly Servicer Report dated September 15, 2004